                                                                  EXHIBIT 10.31

                                                                  EXECUTION COPY

                      AMENDMENT NO. 9 TO THE LOAN DOCUMENTS

          Amendment No. 9 dated as of December 6, 2002 (this "AMENDMENT") to the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended and modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000, Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000, Amendment No. 4 Under the Credit Agreement dated as of February 13, 2002, Amendment No. 5 to the Loan Documents dated as of May 9, 2002, Amendment and Waiver No. 6 Under the Credit Agreement dated as of June 14, 2002, Amendment No. 7 Under the Credit Agreement dated as of September 30, 2002 and Amendment No. 8 to the Credit Agreement dated as of November 4, 2002, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

          (1) The Borrower has entered into an Agreement and Plan of Merger dated as of November 26, 2002 (the "MERGER AGREEMENT") with WPC Acquisition Corp., a Wisconsin corporation and a wholly owned Subsidiary of the Borrower ("MERGER SUB"), WPC Brands, Inc., a Wisconsin corporation ("WPC"), the stockholders of WPC and the Stockholders Agents referred to therein ("STOCKHOLDERS AGENTS") (collectively, the "SELLERS") pursuant to which Merger Sub will be merged with and into WPC (the "MERGER"). In connection with the Merger, the Sellers shall receive cash in an amount not to exceed $19,500,000. After consummation of the Merger, WPC will be the surviving entity and will be a wholly owned Subsidiary of the Borrower.

          (2) The Borrower has requested that the Lender Parties agree to amend and otherwise modify the Credit Agreement and the other Loan Documents in order to, among other things, (A) permit the Borrower to consummate the Merger, and (B) permit a Term B Borrowing to be made on the Amendment No. 9 Effective Date (as hereinafter defined) in the amount of $25,000,000 (the "ADDITIONAL TERM B ADVANCE"), the proceeds of which will be used to finance the Merger.

          (3) The Lender Parties have indicated their willingness to agree to so amend and otherwise modify the Credit Agreement and the other Loan Documents on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENTS AND MODIFICATIONS TO CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. (a) Upon the occurrence of the Amendment No. 9 Effective Date, the aggregate Term B Commitments of the Lender Parties shall be increased by $25,000,000, and the Term B Commitment of Bank of America shall be increased by $25,000,000. The Term B Commitments of the Lender Parties (other than Bank of America) will remain unchanged as a result of this Amendment.

          (b) The Credit Agreement is, upon the occurrence of the Amendment No. 9 Effective Date, hereby amended as follows:

                  (i) Section 1.01 of the Credit Agreement is hereby amended to add in the appropriate alphabetic order the following defined terms:

                  "WPC" means WPC Brands, Inc., a Wisconsin corporation.

                  "WPC MERGER AGREEMENT" means the Agreement and Plan of Merger dated as of November 26, 2002 among the Borrower, WPC Acquisition Corp., a Wisconsin corporation and a wholly owned Subsidiary of the Borrower, WPC, the Stockholders of WPC and the Stockholders Agents referred to therein, as such agreement may be amended from time to time in accordance with its terms.

                  (ii) Section 2.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b)    TERM B ADVANCES. The Borrower shall repay to the
          Administrative Agent for the ratable account of the Term B Lenders the aggregate principal amount of all Term B Advances outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in
          Section 2.05):

                  DATE                                        AMOUNT
                  ----                                        ------
                  June 30, 2003                           $    575,148.16
                  September 30, 2003                      $    575,148.16
                  December 31, 2003                       $    575,148.16
                  March 31, 2004                          $    575,148.16

                  June 30, 2004                           $    575,148.16
                  September 30, 2004                      $    575,148.16
                  December 31, 2004                       $    575,148.16
                  March 31, 2005                          $    575,148.16

                  June 30, 2005                           $ 54,609,676.94
                  September 30, 2005                      $ 54,609,676.94
                  December 31, 2005                       $ 54,609,676.94
                  January 20, 2006                        $ 54,609,676.94

          PROVIDED, HOWEVER, that the final principal repayment installment of the Term B Advances shall be repaid on the Termination Date for the Term B Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term B Advances outstanding on such date."

                  (iii) The first sentence of Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "The proceeds of the Advances shall be available, and the Borrower hereby agrees that it shall use such proceeds, solely (a) to finance in part the Recapitalization, (b) to pay certain fees and expenses incurred in connection with the consummation of the Transaction, (c) to finance a portion not to exceed $35,000,000 of the acquisition of Schultz pursuant to the Schultz Merger Agreement, (d) to finance the acquisition of WPC pursuant to the WPC Merger Agreement, (e) to pay certain fees and expenses incurred in connection with the acquisition of Schultz and the acquisition of WPC, and (f) to provide working capital to, and for other general corporate purposes of, the Borrower and its Subsidiaries not otherwise prohibited under the terms of the Loan Documents.

                  (iv) Section 5.02(d) of the Credit Agreement is hereby amended by (i) removing the word "and" at the end of subsection (x), (ii) deleting the punctuation "." at the end of subsection (xi) and substituting therefor the phrase "; and", and (iii) adding immediately after subsection
     (xi), a new subsection (xii) to read as follows:

                  "(xii) the Borrower or its designee may sell, transfer or otherwise dispose of any individual product line generating $2,000,000 or less in annual revenues; PROVIDED that (A) at the time of such sale, transfer or other disposition, no Default shall have occurred and be continuing or would result therefrom, (B) any amounts received in connection with such sale, transfer or other disposition shall be paid to the Borrower or such designee solely in cash, and (C) the Net Cash Proceeds, if any, received in connection with such sale, transfer or other disposition in excess of $1,000,000 in the aggregate shall be applied by the Borrower to prepay the Advances and cash collateralize the Letters of Credit then outstanding in accordance with the terms of
          Section 2.06(b).".

                  (v) Schedules 4.01(b), 4.01(dd) and 4.01(ee) to the Credit Agreement are hereby deleted in their entirety and Schedules 4.01(b), 4.01(dd) and 4.01(ee), respectively, attached hereto as Annexes A, B and C, respectively, are substituted therefor.

          SECTION 2. AMENDMENT TO AMENDMENT NO. 7 UNDER THE CREDIT AGREEMENT.
Section 3 to Amendment No. 7 Under the Credit Agreement is hereby amended (a) to delete in its entirety the second sentence thereof, and (b) to amend and restate in its entirety the lead-in portion of the third sentence thereof to read as follows:

     "Section 1 of this Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:".

          SECTION 3. AMENDMENTS TO THE SECURITY AGREEMENT. Upon the occurrence of the Amendment No. 9 Effective Date, Schedules I, II, III, IV and VI to the Security Agreement are hereby deleted in their entirety and Schedules I, II, III, IV and VI, respectively, attached hereto as Annexes E, F, G, H and I, respectively, are substituted therefor.

          SECTION 4. WAIVER OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. (a) Upon the occurrence of the Amendment No. 9 Effective Date, the Lender Parties hereby agree to waive the requirements of Section 5.02(e)(ix)(D) of the Credit Agreement, solely with respect to the Merger, it being understood that notwithstanding the foregoing waiver, the total cash and noncash consideration paid by or on behalf of the Borrower and its Subsidiaries in connection with the Merger shall not be included in determining compliance with Section 5.02(e)(ix)(D) of the Credit Agreement for any purchase or acquisition proposed to be made by the Borrower or any of its Subsidiaries after the Amendment No. 9 Effective Date.

          (b) Upon the occurrence of the Amendment No. 9 Effective Date, the Lender Parties hereby agree to waive the requirements of Section 5.02(g) of the Credit Agreement, solely to permit the Borrower and its Subsidiaries to make Capital Expenditures in an aggregate amount not to exceed $2,500,000 in connection with the integration of the manufacturing operations of WPC with those of the Borrower and its Subsidiaries.

          SECTION 5. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. This Amendment (other than Sections 1, 2, 3 and 4) shall become effective as of the first date on which the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment. Sections 1, 2, 3 and 4 of this Amendment shall become effective as of the first date (the "AMENDMENT NO. 9 EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have received the Consent attached hereto executed by the Borrower, UIC Holdings, L.L.C., Sylorr Plant Corporation, Schultz Corp. and Ground Zero, Inc.

          (b) The Administrative Agent shall have received certified copies of the Merger Agreement and each of the other documents and agreements related to the Merger, which, in each case shall be in form and substance reasonably satisfactory to the Administrative Agent. Articles of Merger duly executed by WPC and Merger Sub shall have been filed with the Secretary of State of the State of Wisconsin and the Administrative Agent shall have received a verbal confirmation or other satisfactory advice that such Articles of Merger have been accepted by the Secretary of State of the State of Wisconsin. The Merger shall have been consummated substantially in accordance with the terms and conditions of the Merger Agreement, without any waiver of or amendment to any of the provisions set forth therein not consented to by the Required Lenders and in compliance with all applicable Requirements of Law, except to the extent that any such waiver, amendment or non-compliance could not reasonably be expected to have a Material Adverse Effect.

          (c) All of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any governmental or regulatory authority or any other Person necessary in connection with any aspect of the Merger, this Amendment or any of the other transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect, except for those consents, approvals, authorizations, notices, filings and other actions the failure of which to receive or to give could not reasonably be expected to have a Material Adverse Effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no law, rule or regulation shall be applicable in the reasonable judgment of the Required Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the Merger, this Amendment or any of the other transactions contemplated hereby.

          (d) The representations and warranties contained in each of the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 9 Effective Date, after giving effect to the Merger and this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment No. 9 Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d) of the Credit Agreement, respectively, on or prior to the Amendment No. 9 Effective Date).

          (e) No event shall have occurred and be continuing or shall result from the consummation of the Merger or the effectiveness of this Amendment that constitutes a Default.

          (f) All of the accrued fees and expenses of the Administrative Agent, the Lead Arranger and Book Manager and the Lender Parties (including the accrued fees and expenses of counsel for the Agents) that are then due and payable shall have been paid in full.

          (g) Concurrently with the making of the Additional Term B Advance, the Borrower shall have used the proceeds of such Additional Term B Advance to the extent necessary to finance the Merger.

          (h) The Borrower shall have paid to the Administrative Agent, for the ratable account of each of the Appropriate Lenders that shall have executed and delivered a counterpart of this Amendment to the Administrative Agent prior to 5:00 P.M. (New York City time) on December 4, 2002, an amendment fee of 0.05% on the aggregate Commitments of such Appropriate Lender.

          (i) The Administrative Agent shall have received on or before the Amendment No. 9 Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Required Lenders (unless otherwise specified):

                  (i) Certified copies of the resolutions of the Board of Directors of the Borrower and, with respect to the Merger, the Merger Sub, approving the Merger, this Amendment and the other transactions contemplated hereby, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Merger, this Amendment and the other transactions contemplated hereby.

                  (ii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

                  (iii) A certificate of the Borrower, signed on behalf of the Borrower by its President or a Vice President dated the Amendment No. 9 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 9 Effective Date), certifying as to (A) the absence of any amendments to the charter of the Borrower since the date of the Secretary of State's certificate referred to in
          Section 3.01(k)(iv) of the Credit Agreement, or any steps taken by the Board of Directors or the shareholders of the Borrower to effect or authorize any further amendment, supplement or other modification thereto; (B) the accuracy and completeness of the bylaws of the Borrower as in effect on the date on which the resolutions of the Board of Directors of the Borrower referred to in clause (i) of this
          Section 5(i) were adopted and on the Amendment No. 9 Effective Date (a copy of which, if different from the bylaws of the Borrower delivered to the Lender Parties on the date of the Initial Extension of Credit, shall be attached to such certificate); (C) the due incorporation and good standing of the Borrower as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding (either pending or contemplated) for the dissolution, liquidation or other termination of the existence of the Borrower or any of its Subsidiaries; (D) the accuracy in all material respects of the representations and warranties made by the Borrower in the Loan Documents to which it is a party as though made on and as of the Amendment No. 9 Effective Date, before and after giving effect to the Merger and this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment No. 9 Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d) of the Credit Agreement, respectively, on or prior to the Amendment No. 9 Effective Date); and (E) the absence of any event occurring and continuing, or resulting from the consummation of the Merger or the effectiveness of this Amendment, that would constitute a Default.

                  (iv) The certificate referred to in Section 5.02(e)(ix)(F) of the Credit Agreement with respect to the Merger.

                  (iv)    A Notice of Borrowing for the Additional Term B
          Advance.

                  (vi) A Security Agreement Supplement duly executed by WPC and each of its Subsidiaries, together with:

                          (A) certificates representing all Equity Interests in WPC and each of its Subsidiaries, accompanied by undated stock powers or other appropriate powers, duly executed in blank, and instruments evidencing indebtedness owed to WPC or any of its Subsidiaries, duly endorsed in blank;

                          (B) proper termination statements (Form UCC-3 or a comparable form) or the equivalent thereof under the Uniform Commercial Code (or any similar Requirements of Law) of all jurisdictions that may have been necessary or that the Administrative Agent may have deemed reasonably desirable in order to terminate or amend existing liens on and security interests in the Collateral of WPC and each of its Subsidiaries, in each case completed in a manner satisfactory to the Administrative Agent and duly executed by the appropriate secured party;

                          (C) proper financing statements (Form UCC-1 or a comparable form) or the equivalent thereof under the Uniform Commercial Code (or any similar Requirements of Law) of all jurisdictions that may be necessary or the Administrative Agent may deem reasonably desirable in order to perfect and protect the liens and security interests created or purported to be created under such Security Agreement Supplement, covering the Collateral of WPC and each of its Subsidiaries, in each case completed in a manner reasonably satisfactory to the Administrative Agent;

                          (D) completed requests for information, dated reasonably near the Amendment No. 9 Effective Date, listing all effective financing statements filed in the jurisdictions referred to in subclause (vi)(C) of this Section 4(j) that named WPC or any of its Subsidiaries as debtor, together with copies of such financing statements;

                          (E) IP Security Agreements--Short Form, covering all of the Copyrights, Patents and Trademarks, if any, of WPC and each of its Subsidiaries, in each case completed in a manner satisfactory to the Administrative Agent and duly executed by WPC and each of its Subsidiaries;

                          (F)   copies of the Merger Agreement, together with
                  (1) a consent, in form and substance reasonably satisfactory to the Administrative Agent, to the assignment of the Merger Agreement and the rights and interest of the Borrower and Merger Sub thereunder to the Administrative Agent pursuant to such Security Agreement Supplement, duly executed by each party to the Merger Agreement other than the Borrower and Merger Sub, and (2) notice from the Borrower and Merger Sub to each of the other Persons party to the Merger Agreement other than the Borrower and Merger Sub, in form and substance reasonably satisfactory to the Administrative Agent, of the assignment of the Merger Agreement and the rights and interest of the Borrower and Merger Sub thereunder to the Administrative Agent pursuant to such Security Agreement Supplement, duly executed by the Borrower and Merger Sub; and

                          (G)   evidence that all of the other actions
                  (including, without limitation, the completion of all of the other recordings and filings of or with respect to such Security Agreement Supplement) that may be necessary or that the Administrative Agent may deem reasonably desirable in order to perfect and protect the liens and security interests created under such Security Agreement Supplement have been taken or will be taken in accordance with the terms of the Loan Documents.

                  (vii) A favorable opinion of Kirkland & Ellis, counsel for the Borrower and Merger Sub, in form and substance reasonably satisfactory to the Required Lenders.

                  (viii) A favorable opinion of Reinhart Boerner Van Deuren s.c., counsel for the Borrower and Merger Sub, in form and substance reasonably satisfactory to the Required Lenders.

                  (ix) A Guarantee Supplement, duly executed by WPC and each of its Subsidiaries.

                  (x) Evidence of insurance naming the Administrative Agent as additional insured and loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is satisfactory to the Administrative Agent.

                  (xi) Such other opinions, certificates, documents and information as the Administrative Agent or the Required Lenders may reasonably request, it being understood that the condition set forth in this clause (xi) shall be deemed to have been satisfied on the date on which this Amendment shall have been executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement, except that no amendment or waiver of any provision of this Section 5, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders.

          SECTION 6. AGREEMENT OF THE LENDERS. The Lender Parties hereby agree that, notwithstanding anything to the contrary set forth in the Credit Agreement, (i) on the Amendment No. 9 Effective Date, Bank of America may make the Additional Term B Advance to the Borrower in a principal amount of $25,000,000, and (ii) such Additional Term B Advance will be made solely by Bank of America and shall not be made pro rata by the Term B Lenders. Upon the making of such Additional Term B Advance, such Additional Term B Advance will be deemed to be a Term B Advance for all purposes under the Credit Agreement and the other Loan Documents.

          SECTION 7. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Amendment No. 9 Effective Date, each reference in the Credit Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.

          (b) On and after the Amendment No. 9 Effective Date, each reference in the Security Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Security Agreement, and each reference in the Credit Agreement and each of the other Loan Documents to "THE SECURITY AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended and otherwise modified by this Amendment.

          (c) The Credit Agreement, the Notes and each of the other Loan Documents, as amended and otherwise modified as specifically provided above in Sections 1, 2, 3 and 4, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 8. COSTS AND EXPENSES. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Lead Arranger and Book Manager (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          SECTION 10. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                    THE BORROWER

                                    UNITED INDUSTRIES CORPORATION


                                    By /s/ DANIEL J. JOHNSTON
                                      ---------------------------------
                                       Name:  Daniel J. Johnston
                                       Title: Executive Vice President &
                                              C.F.O.


                                    BANK OF AMERICA, N.A.,
                                       as Administrative Agent


                                    By /s/ KATHLEEN M. CARRY
                                      ---------------------------------
                                       Name:  Kathleen M. Carry
                                       Title: Vice President

                                    THE LENDER PARTIES

                                    BANK OF AMERICA, N.A.,
                                       as a Lender and the Initial Issuing Bank


                                    By /s/ W. THOMAS BARNETT
                                      ---------------------------------
                                       Name:  W. Thomas Barnett
                                       Title: Managing Director

                              AIM FLOATING RATE FUND
                                    By:  INVESCO Senior Secured
                                         Management, Inc.
                                           As Attorney in Fact





                                    By    /s/ Thomas H.B. Ewald
                                      ---------------------------------
                                          Name:  Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                    AMARA FINANCE LIMITED


                                    By:  INVESCO Senior Secured Management, Inc.
                                           As Financial Manager





                                    By    /s/ Thomas H.B. Ewald
                                      ---------------------------------
                                          Name:  Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                    AMARA 2 FNANCE, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                          As Attorney in Fact





                                    By    /s/ Thomas H.B. Ewald
                                      ---------------------------------
                                          Name:  Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                    ARAB BANKING CORPORATION




                                    By    /s/ Grant E. McDonald
                                      ---------------------------------
                                          Name:  Grand E. McDonald
                                          Title: Vice President

                                    ARES Leveraged Investment Fund, L.P.
                                    By:  ARES Management II, L.P.
                                    Its: General Partner





                                    By /s/ Seth J. Brufsky
                                      ---------------------------------
                                          Name:  Seth Brufsky
                                          Title: Vice President

                                    ARES III CLO Ltd.
                                    By:  ARES CLO Management, L.L.C.
                                    Its: Investment Manager





                                    By /s/ Seth J. Brufsky
                                      ---------------------------------
                                          Name:  Seth Brufsky
                                          Title: Vice President

                                    ARES IV CLO LTD.
                                    By:  Ares Management IV, L.P.
                                    Its: Investment Manager

                                    By:  Ares CLO GP IV, LLC
                                    Its: Managing Member





                                    By /s/ Seth J. Brufsky
                                      ---------------------------------
                                          Name:  Seth Brufsky
                                          Title: Vice President

                                    Ares V CLO Ltd.
                                    By:  ARES CLO Management V, L.P.
                                    Its: Investment Manager

                                    By:  Ares CLO GP V, LLC
                                    Its: Managing Member



                                    By /s/ Seth J. Brufsky
                                      ---------------------------------
                                          Name:  Seth Brufsky
                                          Title: Vice President

                                    Ares VI CLO Ltd.
                                    By:  Ares CLO GP VI, LLC
                                    Its: Management Member





                                    By /s/ Seth J. Brufsky
                                      ---------------------------------
                                          Name:  Seth Brufsky
                                          Title: Vice President

                                    AURIUM CLO 2002-I LTD.
                                    By: STEIN ROE & FARNHAM
                                        INCORPORATED, AS INVESTMENT
                                        MANAGER






                                    By    /s/ James R. Fellows
                                      ---------------------------------
                                          Name:  James R. Fellows
                                          Title: Sr. Vice President & Portfolio
                                                 Manager

                                    AVALON CAPITAL LTD.
                                    By:  INVESCO Senior Secured Management, Inc.
                                           As Portfolio Advisor





                                    By    /s/ Thomas H.B. Ewald
                                      ---------------------------------
                                          Name:  Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                    AVALON CAPITAL LTD. 2
                                    By:  INVESCO Senior Secured Management, Inc.
                                           As Portfolio Advisor





                                    By    /s/ Thomas H.B. Ewald
                                      ---------------------------------
                                          Name:  Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                    BANK LEMMI USA



                                    By /s/ Joung Hee Hong
                                      ---------------------------------
                                          Name:  Joung Hee Hong
                                          Title: Vice President

                                    BANK PEKAO SA (also known as Bank Poloska
                                    Opieki SA)



                                    By    /s/ William G. Reynolds
                                      ---------------------------------
                                    Name:  William G. Reynolds
                                    Title: Vice President

                                    BAY VIEW FINANCIAL CORPORATION



                                    By /s/ Sean M. Spring
                                      ---------------------------------
                                    Name:  Sean M. Spring
                                    Title: Senior Vice President

                                    BIG SKY SENIOR LOAN FUND, LTD.
                                    By: Eaton Vance Management
                                    As: Investment Advisor



                                    By    /s/ Payson F. Swaffield
                                      ---------------------------------
                                    Name:  Payson F. Swaffield
                                    Title: Vice President

                                    BLACK DIAMOND CLO 1999-1 LTD.




                                    By /s/ [Illegible]
                                      ---------------------------------
                                    Name:
                                    Title: Vice President

                                    BLACK DIAMOND CLO 2000-1 LTD.




                                    By    /s/ ]Illegible]
                                      ---------------------------------
                                    Name:
                                    Title: Vice President

                                    BLACK DIAMOND INTERNATIONAL
                                    FUNDING, LTD.




                                    By /s/ [Illegible]
                                      ---------------------------------
                                    Name:
                                    Title: Vice President

                                    CERES FINANCE LTD.
                                    By:  INVESCO Senior Secured Management, Inc.
                                           As Sub-Managing Agent





                                    By    /s/ Thomas H.B. Ewald
                                      ---------------------------------
                                          Name:  Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                    CERES II FINANCE LTD.
                                    By:  INVESCO Senior Secured Management, Inc.
                                           As Sub-Managing Agent (Financial)





                                    By    /s/ Thomas H.B. Ewald
                                      ---------------------------------
                                          Name:  Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                    CHARTER VIEW PORTFOLIO
                                    By:  INVESCO Senior Secured Management, Inc.
                                           As Investment Advisor





                                    By    /s/ Thomas H.B. Ewald
                                      ---------------------------------
                                          Name:  Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                    CITIZENS BANK OF MASSACHUSETTS





                                    By /s/ [Illegible]
                                      ---------------------------------
                                          Name:
                                          Title: Vice President

                                    CITY NATIONAL BANK





                                    By /s/ Robert Louk
                                      ---------------------------------
                                          Name:  Robert Louk
                                          Title: Vice President

                                    COMERICA BANK





                                    By /s/ Timothy O'Rourke
                                      ---------------------------------
                                          Name:  Timothy O'Rourke
                                          Title: Vice President

                                    DIVERSIFIED CREDIT PORTFOLIO LTD.
                                    By:  INVESCO Senior Secured Management, Inc.
                                           As investment Advisor





                                    By    /s/ Thomas H.B. Ewald
                                      ---------------------------------
                                          Name:  Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                    EA/CAYMAN UNIT TRUST
                                    EA/MACKAY HIGH YIELD CAYMAN UNIT
                                    TRUST
                                    By: Mackay Shields LLC
                                          As Investment Advisor





                                    By /s/ Rob Nisi
                                      ---------------------------------
                                      Name:  Rob Nisi
                                      Title: General Counsel

                                    EATON VANCE CDO IV, LTD.
                                    By: Eaton Vance Management
                                          As Investment Advisor





                                    By    /s/ Payson F. Swaffield
                                      ---------------------------------
                                          Name:  Payson F. Swaffield
                                          Title: Vice President

                                    EATON VANCE INSTITUTIONAL SENIOR
                                    LOAN FUND
                                    By: Eaton Vance Management
                                          As Investment Advisor





                                    By    /s/ Payson F. Swaffield
                                      ---------------------------------
                                          Name:  Payson F. Swaffield
                                          Title: Vice President

                                    EATON VANCE SENIOR INCOME TRUST
                                    By: Eaton Vance Management
                                          As Investment Advisor





                                    By    /s/ Payson F. Swaffield
                                      ---------------------------------
                                          Name:  Payson F. Swaffield
                                          Title: Vice President

                                    ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                    By: David L. Babson & Company Inc.,
                                          As Collateral Manager





                                    By /s/ John Stelwagon
                                      ---------------------------------
                                          Name:  John Stelwagon
                                          Title: Managing Director

                                    ELF FUNDING TRUST III
                                    By: New York Life Investment Management, LLC
                                          As Attorney-in-Fact





                                    By    /s/ Robert H. Dial
                                      ---------------------------------
                                          Name:  Robert H. Dial
                                          Title: Vice President

                                    FIRST BANK





                                    By    /s/ Brenda J. Laux
                                      ---------------------------------
                                          Name:  Brenda J. Laux
                                          Title: Executive Vice President

                                    FIRSTRUST BANK





                                    By    /s/ Bryan T. Danney
                                      ---------------------------------
                                          Name:  Bryan T. Danney
                                          Title: Vice President

                                    GALAXY CLO 1999-1, LTD.





                                    By    /s/ Thomas G. Brands
                                      ---------------------------------
                                          Name:  Thomas G. Brands
                                          Title: Managing Director

                                    GALLATIN FUNDING 1 LTD.
                                    By: Bear Stearns Asset Management Inc.
                                          As its Collateral Manager





                                    By    /s/ Nick D. Rosenweig
                                      ---------------------------------
                                          Name:  Nick D. Rosenweig
                                          Title: Associate Director

                                    GRAYSON & CO.
                                    By: Boston Management and Research
                                          As Investment Advisor





                                    By    /s/ Payson F. Swaffield
                                      ---------------------------------
                                          Name:  Payson F. Swaffield
                                          Title: Vice President

                                    GRAYSTON CLO 2001-01 LTD.
                                    By: Bear Stearns Asset Management Inc.
                                          As its Collateral Manager





                                    By    /s/ Nick D. Rosenweig
                                      ---------------------------------
                                          Name:  Nick D. Rosenweig
                                          Title: Associate Director

                                    HAMILTON CDO, LTD.
                                    By: Stanfield Capital Partners LLC
                                          As its Collaterall Manager





                                    By    /s/ Christopher A. Bondy
                                      ---------------------------------
                                          Name:  Christopher A. Bondy
                                          Title: Partner

                                    HARCH CDO I, LTD.





                                    By    /s/ Michael E. Lewitt
                                      ---------------------------------
                                          Name:  Michael E. Lewitt
                                          Title: Authorized Signatory

                                    HELLER FINANCIAL, INC.





                                    By    /s/ Robert M. Kadlick
                                      ---------------------------------
                                          Name:  Robert M. Kadlick
                                          Title: Authorized Signatory

                                    IKB INTERNATIONAL S.A.





                                    By    /s/ Frank Schaum
                                      ---------------------------------
                                          Name:  Dr. Frank Schaum
                                          Title: Head of Structured Finance

                                    ILLINOIS MUNICIPAL RETIREMENT FUND
                                    By: Mackay Shields LLC
                                          As Investment Advisor





                                    By /s/ Rob Nisi
                                      ---------------------------------
                                          Name:  Rob Nisi
                                          Title: General Counsel

                                    INVESCO EUROPEAN CDO-1 S.A.
                                    By: INVESCO Senior Secured Management, Inc.
                                          As Collateral Manager





                                    By    /s/ Thomas H.B. Ewald
                                      ---------------------------------
                                          Name:  Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                    KEY CORPORATE CAPITAL INC.




                                    By    /s/ Robert F. Pollis, Jr.
                                      ---------------------------------
                                          Name:  Robert F. Pollis, Jr.
                                          Title: Senior Vice President

                                    KZH RIVERSIDE LLC




                                    By    /s/ Anthony Jarrobino
                                      ---------------------------------
                                          Name:  Anthony Jarrobino
                                          Title: Authorized Agent

                                    KZH SOLEIL-2 LLC




                                    By    /s/ Anthony Jarrobino
                                      ---------------------------------
                                          Name:  Anthony Jarrobino
                                          Title: Authorized Agent

                                    LANDMARK II CDO LTD.
                                    By: Alladin Capital Management LLC



                                    By /s/ [Illegible]
                                      ---------------------------------
                                          Name:
                                          Title: Vice President

                                    LIBERTY FLOATING RATE ADVANTAGE
                                    FUND
                                    By: Stein Roe & Farnham Incorporated
                                          As Advisor





                                    By    /s/ James R. Fellows
                                      ---------------------------------
                                          Name:  James R. Fellows
                                          Title: Senior Vice President &
                                                 Portfolio Manager

                                    THE MAINSTAY FUNDS ON BEHALF OF ITS
                                    HIGH YIELD CORPORATE BOND FUND
                                    SERIES
                                    By: Mackay Shields LLC
                                          As Investment Advisor





                                    By /s/ Rob Nisi
                                      ---------------------------------
                                          Name:  Rob Nisi
                                          Title: General Counsel

                                    MAINSTAY VP SERIES FUND, INC. ON
                                    BEHALF OF ITS HIGH YIELD CORPORATE
                                    BOND PORTFOLIO
                                    By: Mackay Shields LLC
                                          As Investment Advisor





                                    By /s/ Rob Nisi
                                      ---------------------------------
                                          Name:  Rob Nisi
                                          Title: General Counsel

                                    MERRILL LYNCH CAPITAL, A DIVISION
                                    OF MERRILL LYNCH BUSINESS FINANCIAL
                                    SERVICES, INC.




                                    By    /s/ Sheila C. Welmar
                                      ---------------------------------
                                          Name:  Sheild C. Welmar
                                          Title: Vice President

                                    MIZUHO CORPORATE BANK, LTD.




                                    By /s/ Yujz Tanaka
                                      ---------------------------------
                                          Name:  Yujz Tanaka
                                          Title: Senior Vice President

                                    MORGAN STANELY SENIOR FUNDING, INC.




                                    By    /s/ Mark D. Cross
                                      ---------------------------------
                                          Name:  Mark D. Cross
                                          Title: Vice President

                                    MOUNTAIN CAPITAL CLO 1 LTD.




                                    By /s/ [Illegible]
                                      ---------------------------------
                                          Name:
                                          Title: Director

                                    NATIONAL CITY




                                    By    /s/ Kevin M. Knopf
                                      ---------------------------------
                                          Name:  Kevin M. Knopf
                                          Title: Assistant Vice President

                                    NEW YORK LIFE INSURANCE AND
                                    ANNUITY CORPORATION
                                    By: New York Life Investment Management, LLC
                                          As its Investment Manager





                                    By    /s/ Robert H. Dial
                                      ---------------------------------
                                          Name:  Robert H. Dial
                                          Title: Vice President

                                    NEW YORK LIFE INSURANCE COMPANY




                                    By    /s/ Robert H. Dial
                                      ---------------------------------
                                          Name:  Robert H. Dial
                                          Title: Investment Vice President

                                    OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIOS-1, LTD.
                                    By: INVESCO Senior Secured Management Inc.
                                          As Subadvisor





                                    By    /s/ Thomas H.B. Ewald
                                      ---------------------------------
                                          Name:  Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                    OXFORD STRATEGIC INCOME FUND
                                    By: Eaton Vance Management
                                          As Investment Advisor





                                    By    /s/ Payson F. Swaffield
                                      ---------------------------------
                                          Name:  Payson F. Swaffield
                                          Title: Vice President

                                    PINEHURST TRADING, INC.




                                    By    /s/ Diana L. Mushill
                                      ---------------------------------
                                          Name:  Diana L. Mushill
                                          Title: Assistant Vice President

                                    SENIOR DEBT PORTFOLIO
                                    By: Boston Management and Research
                                          As Investment Advisor





                                    By    /s/ Payson F. Swaffield
                                      ---------------------------------
                                          Name:  Payson F. Swaffield
                                          Title: Vice President

                                    SEQUILS-LIBERTY, LTD.
                                    By: INVESCO Senior Secured Management Inc.
                                          As Collateral Manger





                                    By    /s/ Thomas H.B. Ewald
                                      ---------------------------------
                                          Name:  Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                    SIERRA CLO I




                                    By    /s/ John M. Casparian
                                      ---------------------------------
                                          Name:  John M. Casparian
                                          Title: Chief Operating Officer
                                                 Centre Pacific, LLC Manager

                                    SFR 2000 LLC




                                    By    /s/ Diana L. Mushill
                                      ---------------------------------
                                          Name:  Diana L. Mushill
                                          Title: Assistant Vice President

                                    STANFIELD ARBITRAGE CDO, LTD.
                                    By: Stanfield Capital Partners LLC
                                          As its Collateral Manager





                                    By    /s/ Christopher A. Bondy
                                      ---------------------------------
                                          Name:  Christopher A. Bondy
                                          Title: Partner

                                    STANFIELD CARRERA CLO, LTD.
                                    By: Stanfield Capital Partners LLC
                                          As its Interim Asset Manager





                                    By    /s/ Christopher A. Bondy
                                      ---------------------------------
                                          Name:  Christopher A. Bondy
                                          Title: Partner

                                    STANFIELD CLO LTD.
                                    By: Stanfield Capital Partners LLC
                                          As its Collateral Manager





                                    By    /s/ Christopher A. Bondy
                                      ---------------------------------
                                          Name:  Christopher A. Bondy
                                          Title: Partner

                                    STANFIELD QUATTRO CLO, LTD.
                                    By: Stanfield Capital Partners LLC
                                          As its Collateral Manager





                                    By    /s/ Christopher A. Bondy
                                      ---------------------------------
                                          Name:  Christopher A. Bondy
                                          Title: Partner

                                    STEIN ROE FLOATING RATE LIMITED
                                    LIABILITY COMPANY
                                    By: Stein Roe & Barnham Incorporated
                                          As Advisor





                                    By    /s/ James R. Fellows
                                      ---------------------------------
                                          Name:  James R. Fellows
                                          Title: Senior Vice President &
                                                 Portfolio Manager

                                    SUNAMERICA LIFE INSURANCE CMOPANY




                                    By    /s/ Steven S. Oh
                                      ---------------------------------
                                          Name:  Steven S. Oh
                                          Title: Authorized Agent

                                    SUNAMERICA SENIOR FLOATING RATE
                                    FUND INC.
                                    By: Stanfield Capital Partners LLC
                                          As Subadvisor





                                    By    /s/ Christopher A. Bondy
                                      ---------------------------------
                                          Name:  Christopher A. Bondy
                                          Title: Partner

                                    TORONTO DOMINION (NEW YORK), INC.




                                    By    /s/ Susan K. Strong
                                      ---------------------------------
                                          Name:  Susan K. Strong
                                          Title: Vice President

                                    WACHOVIA BANK NA




                                    By    /s/ Stephen R. Kramer
                                      ---------------------------------
                                          Name:  Stephen R. Kramer
                                          Title: Assistant Vice President

                                    WEBSTER BANK




                                    By /s/ Matthew Daly
                                      ---------------------------------
                                          Name:  Matthew Daly
                                          Title: Vice President

                                     CONSENT

          Reference is made to (a) Amendment No. 9 to the Loan Documents dated as of December 6, 2002 (the "AMENDMENT"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended and otherwise modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000, Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000, Amendment No. 4 Under the Credit Agreement dated as of February 13, 2002, Amendment No. 5 to the Loan Documents dated as of May 9, 2002, Amendment and Waiver No. 6 Under the Credit Agreement dated as of June 14, 2002, Amendment No. 7 Under the Credit Agreement dated as of September 30, 2002 and Amendment No. 8 to the Credit Agreement dated as of November 4, 2002, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder, and (c) the other Loan Documents referred to therein.

          UIC Holdings, L.L.C., a Delaware limited liability company, and each Loan Party, in its capacity as (a) a Grantor under the Security Agreement, (b) a Grantor under each IP Security Agreement--Short Form, (c) a Guarantor under the Subsidiaries Guarantee and/or (d) a party to the Holdings LLC Agreement, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that:

          (A) each of the Security Agreement, the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form, the Patent Security Agreement--Short Form, the Subsidiaries Guarantee and the Holdings LLC Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 9 Effective Date, except that, on and after the Amendment No. 9 Effective Date, (i) each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment, (ii) each reference in the Security Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement, as amended and otherwise modified by the Amendment, and (iii) each reference in the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form, the Patent Security Agreement--Short Form, the Subsidiaries Guarantee and the Holdings LLC Agreement to "THE SECURITY AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement, as amended and otherwise modified by the Amendment; and

          (B) as of the Amendment No. 9 Effective Date, the Security Agreement, the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form and the Patent Security Agreement--Short Form to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

          Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                    UNITED INDUSTRIES CORPORATION


                                    By /s/ DANIEL J. JOHNSTON
                                      ---------------------------------
                                       Name:  Daniel J. Johnston
                                       Title: Executive Vice President
                                              & C.F.O.


                                    UIC HOLDINGS, L.L.C.


                                    By   Thomas H. Lee Equity Fund IV, L.P.,
                                         as Manager

                                         By   Thomas H. Lee Company,
                                              its general partner


                                              By /s/ SCOTT A. SCHOEN
                                                -----------------------
                                                 Name:  Scott A. Schoen
                                                 Title:


                                    SYLORR PLANT CORPORATION


                                    By /s/ DANIEL J. JOHNSTON
                                      ---------------------------------
                                       Name:  Daniel J. Johnston
                                       Title: Vice President


                                    SCHULTZ CORP.


                                    By /s/ DANIEL J. JOHNSTON
                                      ---------------------------------
                                       Name:  Daniel J. Johnston
                                       Title: Vice President

                                    GROUND ZERO, INC.


                                    By /s/ DANIEL J. JOHNSTON
                                      ---------------------------------
                                       Name:  Daniel J. Johnston
                                       Title: Vice President